UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 18, 2025

TRANSOCEAN LTD.

(Exact name of Registrant as specified in its charter)

Switzerland	001-38373	98-0599916
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Turmstrasse 30
Steinhausen, Switzerland	CH-6312

(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (41) 749-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol	Name of each exchange on which registered:
Shares, $0.10 par value	RIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2025, Transocean Ltd. (the “Company”) announced a plan for key leadership changes pursuant to the Company’s multi-year succession planning strategy. As part of this plan, Keelan Adamson, the Company’s President and Chief Operating Officer, will become President and Chief Executive Officer following a transition period, which is expected to conclude during the second quarter of 2025. Mr. Adamson will succeed Jeremy Thigpen, who has led Transocean as Chief Executive Officer since 2015. Mr. Adamson is also expected to be nominated to join the Board of Directors at the Company’s 2025 annual general meeting of shareholders.

Mr. Thigpen will continue serving as Chief Executive Officer until Mr. Adamson’s appointment and will continue his service as a member of the Company’s Board of Directors through his current term. Thereafter, subject to shareholder approval at the Company’s 2025 annual general meeting, Mr. Thigpen is expected to be appointed as Executive Chair of the Board of Directors, and Mr. Chad Deaton, Transocean’s current Chair of the Board, will transition to Lead Independent Director.

Mr. Adamson, age 55, has served as Transocean’s President and Chief Operating Officer since February 2022. Prior to that time, he served as the Company’s Executive Vice President and Chief Operations Officer from August 2018 to February 2022, as Senior Vice President, Operations from October 2017 to July 2018, and as Senior Vice President, Operations Integrity and HSE, from June 2015 to October 2017. As part of his responsibilities during this period, Mr. Adamson oversaw the Company’s Technical Services team from May 2016 to October 2017. He also served as the Company’s Vice President, Human Resources from December 2012 to May 2015, and has held other executive positions with the Company, including as the Vice President overseeing Major Capital Projects and Engineering. He joined Transocean in 1995 and has held rig management positions in the United Kingdom, Asia and Africa, sales and marketing leadership roles, and served as the Managing Director for the Company’s business in North America, Canada and Trinidad.

Mr. Adamson earned a bachelor’s degree in Aeronautical Engineering from The Queens University of Belfast and completed the Advanced Management Program at Harvard Business School.

The future appointment of Mr. Adamson is not pursuant to any agreement between him and any other person. There is no family relationship between Mr. Adamson and any director or executive officer of Transocean, and there are no transactions between Mr. Adamson and Transocean that are required to be reported under Item 404(a) of Regulation S-K. At this time, there are no changes to Mr. Adamson’s compensation arrangements with Transocean, and if any such changes are made in connection with his future appointment to the position of President and Chief Executive Officer, Transocean will describe such changes in a future current or periodic report, as applicable.

Item 7.01  Regulation FD Disclosure.

A copy of the press release announcing the transition plan referred to above is attached hereto and incorporated herein by reference as Exhibit 99.1.

Forward-Looking Statements

The statements described herein that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements could contain words such as “possible,” “intend,” “will,” “if,” “expect,” or other similar expressions. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are beyond our control, and in many cases, cannot be predicted. As a result, actual results could differ materially from those indicated by these forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations, planned shipyard projects and other out-of-service time, sales of drilling units, the cost and timing of mobilizations and reactivations, operating hazards and delays, risks associated with international operations, actions by customers and other third parties, the fluctuation of current and future prices of oil and gas, the global and regional supply and demand for oil and gas, the intention to scrap certain drilling rigs, the effects of the spread of and mitigation efforts by governments, businesses and individuals related to contagious illnesses, and other factors, including those and other risks discussed in the company’s most recent Annual Report on Form 10-K for the year ended December 31, 2023, and in the company’s other filings with the SEC, which are available free of charge on the SEC’s website at: www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement. We expressly disclaim any obligations or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations or beliefs with regard to the statement or any change in events, conditions or circumstances on which any forward-looking statement is based, except as required by law. All non-GAAP financial measure reconciliations to the most comparative GAAP measure are displayed in quantitative schedules on the company’s website at: www.deepwater.com.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
99.1	Transocean Ltd. Announces CEO Succession Plan
101	Interactive data files pursuant to Rule 405 of Regulation S-T formatted in Inline Extensible Business Reporting Language
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: February 18, 2025	By:	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person